Consolidated Statements of Changes in Total Equity (Unaudited) (USD $) In Thousands	Total USD ($)	Partners' Equity Common Units	Partners' Equity Common USD ($)	Partners' Equity General Partner USD ($)	Non-controlling Interest USD ($)
Beginning balance at Dec. 31, 2010	$ 913,323		$ 856,421	$ 39,779	$ 17,123
Beginning balance, units at Dec. 31, 2010		55,106
Net income and comprehensive income	26,048		16,685	5,167	4,196
Cash distributions	(78,366)		(72,112)	(6,126)	(128)
Equity based compensation	165		161	4
Proceeds from follow-on public offering of units, net of offering costs of $7.0 million (note 13)	161,682		158,309	3,373
Proceeds from follow-on public offering of units, net of offering costs of $7.0 million (note 13), units		4,252
Acquisition of Skaugen Multigas Subsidiary (note 10e)	(3,156)		(3,011)	(145)
Ending balance at Jun. 30, 2011	$ 1,019,696		$ 956,453	$ 42,052	$ 21,191
Ending balance, units at Jun. 30, 2011		59,358